TIP FUNDS

                              Investment Adviser:
                        CLOVER CAPITAL MANAGEMENT, INC.

TIP Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each a "Fund" and, together, the "Funds"), each of which is a separate series of the Trust:

                            CLOVER EQUITY VALUE FUND

                          CLOVER SMALL CAP VALUE FUND

                           CLOVER MAX CAP VALUE FUND

                            CLOVER FIXED INCOME FUND

This Prospectus concisely sets forth the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 31, 1998, has been filed with the Securities and Exchange Commission, and is available without charge by calling 1-800-224-6312. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 31, 1998
As Amended on
February 24, 1998

                               TABLE OF CONTENTS

Summary.....................................................        3

Expense Summary.............................................        5

Financial Highlights........................................        6

The Trust and the Funds.....................................        9

Investment Objectives.......................................        9

Investment Policies.........................................        9

Risk Factors................................................       11

Investment Limitations......................................       13

The Adviser.................................................       13

The Administrator...........................................       14

The Transfer Agent..........................................       14

The Distributor.............................................       14

Portfolio Transactions......................................       14

Purchase and Redemption of Shares...........................       14

Performance.................................................       17

Taxes.......................................................       18

General Information.........................................       19

Description of Permitted Investments and Risk Factors.......       20

                                    SUMMARY

    The following provides basic information about the Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, collectively, the "Funds"). The Funds are four of the thirteen mutual funds comprising the TIP Funds (the "Trust"). The other portfolios of the TIP Funds are described in separate prospectuses, which are available by calling 1-800-224-6312. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

    What is each Fund's goal and its primary policies?

    The Equity Value Fund seeks long-term total return. It invests primarily in a diversified portfolio of equity securities that, in the Adviser's opinion, are undervalued relative to the market or the historic valuation of such securities.

    The Small Cap Value Fund seeks long-term total return. It invests primarily in a diversified portfolio of equity securities of domestic issuers with market capitalizations of $750 million or less that the Adviser believes are undervalued relative to the market or the historic valuations of such securities.

    The Max Cap Value Fund seeks long-term total return. It invests primarily in undervalued large capitalization equities with low valuations on measures such as book value and cash flow. The Fund's adviser will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

    The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital. It invests primarily in a diversified portfolio of fixed income securities.

    What are the risks involved with investing in the Funds? The investment policies of each Fund entail certain risks and considerations of which investors should be aware. Each Fund invests in securities that fluctuate in value, and investors should expect each Fund's net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates and may be affected by market and economic factors as well as by developments impacting specific issuers. In addition, the Equity Value and Max Cap Value Funds each may invest up to 25% of its net assets in non-convertible debt securities, which also may include securities rated below investment grade ("junk bonds"); these high risk securities carry increased risks of, among other things, default and market price volatility. The Fixed Income Fund may invest in investment grade fixed income securities that have speculative characteristics, and may also invest up to 15% of its net assets in fixed income securities that are junk bonds. The Small Cap Value Fund invests in equity securities of smaller companies, which involves greater risk than is customarily associated with equity investments in larger, more established companies. The Funds may enter into futures and options transactions, although they have no present intention to do so, and may purchase zero coupon securities. Certain of the Funds may purchase securities of foreign issuers and asset- or mortgage-backed securities. Investments in these securities involve certain other risks.

    For more information about each Fund, see "Investment Objectives," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

    Who is the Adviser? Clover Capital Management, Inc. (the "Adviser"), serves as the investment adviser to each Fund. See "Expense Summary" and "The Adviser."

    Who is the Administrator? SEI Fund Resources (the "Administrator"), serves as the administrator and shareholder servicing agent for the Funds. See "Expense Summary" and "The Administrator."

    Who is the Distributor? CCM Securities, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. See "The Distributor."

    Who is the Transfer Agent? DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

    Is there a sales load? No, shares of each Fund are offered on a no-load basis.

    Is there a minimum investment? The Funds require a minimum initial investment of $2,500 ($2,000 for IRAs), which the Distributor may waive at its discretion. Subsequent purchases must be at least $500.

    How do I purchase and redeem shares? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the order and payment, by check or in readily available funds, prior to the calculation of net asset value. Redemption orders received by the Transfer Agent prior to the calculation of net asset value on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. See "Purchase and Redemption of Shares."

    How are distributions paid? The Max Cap Value, Equity Value, and Small Cap Value Funds distribute substantially all of their net investment income (exclusive of capital gains) in the form of quarterly dividends. The Fixed Income Fund distributes substantially all of its net investment income (exclusive of capital gains) monthly. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

----------------------------------------------------------------------
Sales Load Imposed on Purchases.............................    None
Sales Load Imposed on Reinvested Dividends..................    None
Deferred Sales Load.........................................    None
Redemption Fees(1)..........................................    None
Exchange Fees...............................................    None
----------------------------------------------------------------------
----------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

--------------------------------------------------------------------------------------------------------
                                                   EQUITY VALUE   SMALL CAP     MAX CAP     FIXED INCOME
                                                       FUND       VALUE FUND   VALUE FUND       FUND
--------------------------------------------------------------------------------------------------------
Advisory Fees(1).................................      .74%          .85%         .74%          .45%
12b-1 Fees.......................................      None          None         None          None
Other Expenses (after fee waivers or
  reimbursements, if applicable).................      .36%          .55%         .21%          .30%
--------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers or
  reimbursements)(2).............................     1.10%         1.40%         .95%          .75%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

(1) The Adviser has, on a voluntary basis, waived a portion of its fee for each Fund and agreed to reimburse certain Fund expenses in order to limit total operating expenses of the Equity Value and Fixed Income Funds to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more, and to limit total operating expenses of the Small Cap Value and Max Cap Value Funds to 1.40% and 0.95%, respectively, of the Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursements at any time. See "The Adviser."
(2) Absent fee waivers and expense reimbursements, "Other Expenses" and "Total Operating Expenses" for the Max Cap Value Fund would be 1.16% and 1.90%, respectively, for the Equity Value Fund they would be .41% and 1.15%, respectively, for the Small Cap Value Fund they would be 1.58% and 2.43%, respectively, and for the Fixed Income Fund they would be .57% and 1.02%, respectively.

EXAMPLE

---------------------------------------------------------------------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment
  in a Fund assuming (1) a 5% annual return and (2)
  redemption at the end of each time period.
    Equity Value Fund.......................................    $11      $35       $61       $134
    Small Cap Value Fund....................................    $14      $44       $77       $168
    Max Cap Value Fund......................................    $10      $30       $53       $117
    Fixed Income Fund.......................................    $ 8      $24       $42       $ 93
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES OF EACH FUND AFTER WAIVERS AND REIMBURSEMENTS, IF ANY, AS SHOWN IN THE EXPENSE TABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Funds. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997, with respect to the Clover Equity Value Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On June 25, 1997, the Equity Value Fund acquired all of the assets and liabilities of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Equity Value Portfolio. The financial statements of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is avialable upon request and without charge by calling 1-800-224-6312. All references herein to the Equity Value Fund shall be deemed to include the Clover Capital Equity Value Portfolio.

For a Share Outstanding Throughout the Period:

                                                                 CLOVER EQUITY
                                                                VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------
                                     11/01/96      11/01/95   11/01/94   11/01/93   11/01/92   12/06/91(1)
                                        TO            TO         TO         TO         TO          TO
                                     09/30/97      10/31/96   10/31/95   10/31/94   10/31/93    10/31/92
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  16.20      $ 15.29    $ 13.74    $ 11.94    $ 10.45      $10.00
----------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income............      0.18         0.19       0.24       0.08       0.10        0.10
  Realized and Unrealized Gains on
    Securities.....................      3.54         2.15       2.46       2.01       1.54        0.44
----------------------------------------------------------------------------------------------------------
  Total From Investment
    Operations.....................      3.72         2.34       2.70       2.09       1.64        0.54
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions From Net Investment
    Income.........................     (0.18)       (0.22)     (0.22)     (0.08)     (0.10)      (0.09)
  Distributions From Capital
    Gains..........................     (0.75)       (1.21)     (0.93)     (0.21)     (0.05)       0.00
----------------------------------------------------------------------------------------------------------
  Total Distributions..............     (0.93)       (1.43)     (1.15)     (0.29)     (0.15)      (0.09)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....  $  18.99      $ 16.20    $ 15.29    $ 13.74    $ 11.94      $10.45
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     23.86%+      16.47%     21.25%     17.80%     15.83%       5.94%*
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)....  $117,859      $85,050    $51,647    $25,249    $15,070      $9,005
Ratio Of Expenses To Average Net
  Assets...........................      1.10%*       1.10%      1.10%      1.14%      1.18%       1.20%*
Ratio Of Expenses To Average Net
  Assets (Excluding Fee Waiver and
  Contributions)...................      1.15%*       1.21%      1.20%      1.30%      1.51%       2.09%*
Ratio Of Net Income To Average Net
  Assets...........................      1.18%*       1.32%      1.82%      0.71%      0.89%       1.15%*
Ratio Of Net Income To Average Net
  Assets (Excluding Fee Waiver and
  Contributions)...................      1.13%*       1.21%      1.72%      0.55%      0.56%       0.26%*
Portfolio Turnover Rate............     51.64%       51.36%     84.76%     58.44%     82.51%      31.00%
Average Commission(2)..............  $ 0.0551      $0.0577        N/A        N/A        N/A         N/A
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1)  The Clover Capital Equity Value Portfolio commenced operations on
     December 6, 1991.
(2) Average Commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
  *  Annualized
  + Returns are for the period indicated and have not been annualized.

FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997, with respect to the Clover Small Cap Value Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On June 25, 1997, the Small Cap Value Fund acquired all of the assets and liabilities of the Clover Capital Small Cap Value Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Small Cap Value Portfolio. The financial statements of the Clover Capital Small Cap Value Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312. All references herein to the Small Cap Value Fund shall be deemed to include the Clover Capital Small Cap Value Portfolio.

For a Share Outstanding Throughout the Period:

                                                                    CLOVER SMALL
                                                                   CAP VALUE FUND
--------------------------------------------------------------------------------------
                                                                 11/01/96     2/28/96(1)
                                                                    TO           TO
                                                                 09/30/97      10/31/96
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.87       $ 10.00
--------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income.....................................       (0.04)         0.02
  Realized and Unrealized Gains on Securities...............        5.24          0.88
--------------------------------------------------------------------------------------
Total From Investment Operations............................     $  5.20       $  0.90
--------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income....................          --         (0.03)
Distributions from Capital Gains............................       (0.13)           --
--------------------------------------------------------------------------------------
      Total Distributions...................................       (0.13)        (0.03)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $ 15.94       $ 10.87
--------------------------------------------------------------------------------------
TOTAL RETURN................................................       48.23 %+       8.97 %
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).............................     $15,279       $ 4,495
Ratio Of Expenses To Average Net Assets.....................        1.40 %*       1.40 %*
Ratio Of Expenses To Average Net Assets (Excluding Fee
  Waivers and Contributions)................................        2.43 %*       5.29 %*
Ratio Of Net Income To Average Net Assets...................       (0.64)%*      (0.03)%*
Ratio Of Net Income (Loss) To Average Net Assets
  (Excluding Fee Waivers and Contributions).................       (1.67)%*      (3.92)%*
Portfolio Turnover Rate.....................................       59.03 %       14.17 %
Average Commission(2).......................................     $0.0461       $0.0470
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------


(1)  The Clover Small Cap Value Portfolio commenced operations on
     February 28, 1996.
(2) Average commission rate paid per share for security purchases and sales made during the period.
  *  Annualized
  +  Returns are for the period indicated and have not been annualized.

FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997, with respect to the Clover Fixed Income Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On June 25, 1997, the Fixed Income Fund acquired all of the assets and liabilities of the Clover Capital Fixed Income Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Fixed Income Portfolio. The financial statements of the Clover Capital Fixed Income Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312. All references herein to the Fixed Income Fund shall be deemed to include the Clover Capital Fixed Income Portfolio.

For a Share Outstanding Throughout the Period:

                                                                         CLOVER FIXED
                                                                         INCOME FUND
----------------------------------------------------------------------------------------------------------------------
                                        11/01/96      11/01/95      11/01/94      11/01/93      11/01/92   12/06/91(1)
                                           TO            TO            TO            TO            TO          TO
                                        09/30/97      10/31/96      10/31/95      10/31/94      10/31/93    10/31/92
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $  9.85       $  9.89       $  9.14        $10.85        $10.23      $10.00
----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income...............     0.54          0.59          0.58          0.57          0.61        0.56
  Realized and Unrealized Gain (or
    Losses) on Securities.............     0.16          0.01          0.77         (0.92)         0.72        0.23
----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations......     0.70          0.60          1.35         (0.35)         1.33        0.79
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment
  Income..............................    (0.54)        (0.59)        (0.58)        (0.57)        (0.61)      (0.56)
Distributions from Capital Gains......    (0.09)        (0.05)        (0.02)        (0.79)        (0.10)       0.00
----------------------------------------------------------------------------------------------------------------------
      Total Distributions.............    (0.63)        (0.64)        (0.60)        (1.36)        (0.71)      (0.56)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $  9.92       $  9.85       $  9.89        $ 9.14        $10.85      $10.23
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     7.43%+        6.26%        15.27%        (3.54)%       13.40%       9.05%*
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).......  $23,677       $19,731       $14,685        $9,762        $7,966      $8,982
Ratio Of Expenses To Average Net
  Assets..............................     0.75%*        0.80%         0.80%         0.80%         0.78%       0.80%*
Ratio Of Expenses To Average Net
  Assets (Excluding Fee Waivers and
  Contributions)......................     1.02%*        1.11%         1.40%         1.46%         1.29%       1.76%*
Ratio Of Net Income To Average Net
  Assets..............................     6.03%*        6.00%         6.13%         5.88%         5.62%       6.28%*
Ratio Of Net Income To Average Net
  Assets (Excluding Fee Waivers and
  Contributions)......................     5.76%*        5.69%         5.53%         5.22%         5.11%       5.32%*
Portfolio Turnover Rate...............    11.83%        24.52%        35.84%        11.11%        68.61%     113.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) The Clover Capital Fixed Income Portfolio commenced operations on December 6, 1991.
  *  Annualized
  +  Returns are for the period indicated and have not been annualized.

THE TRUST AND THE FUNDS

TIP Funds (the "Trust") offers shares in thirteen separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Clover Equity Value Fund (the "Equity Value Fund"), Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds").

INVESTMENT OBJECTIVES

EQUITY VALUE FUND -- The Equity Value Fund seeks long-term total return.

SMALL CAP VALUE FUND -- The Small Cap Value Fund seeks long-term total return.

MAX CAP VALUE FUND -- The Max Cap Value Fund seeks long-term total return.

FIXED INCOME FUND -- The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

EQUITY VALUE FUND

The Equity Value Fund will invest primarily in equity securities that Adviser believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Fund invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs (up to 20% of the Equity Value Fund's net assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in real estate investment trusts ("REITs"). Assets of the Fund not invested in the equity securities described above may be invested in non-convertible fixed income securities and money market instruments as described below.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Adviser.

Under normal circumstances, up to 30% of the Equity Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase.

SMALL CAP VALUE FUND

Under normal market conditions, the Small Cap Value Fund invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by REITs, and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P, Baa by Moody's, or unrated securities of comparable quality as determined by the Adviser.

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in ADRs.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) Money Market Instruments.

MAX CAP VALUE FUND

The Max Cap Value Fund invests primarily in undervalued large capitalization equities with low valuations based on measures such as book value and cash flow. Clover Capital Management, Inc. (the "Adviser"), will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

The Max Cap Value Fund invests at least 75% of its assets in a diversified portfolio chosen from the 500 largest capitalization equities (currently, $5 billion and above) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. The Adviser evaluates these large capitalization domestic companies and searches for stocks valued in the lowest third based on book value and cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. The Adviser may also choose stocks whose primary attractive feature is a current dividend yield which is high relative to the stocks' historic yield range.

Up to 25% of the Max Cap Value Fund's assets may be invested in attractively valued companies whose market capitalizations fall below the top 500 (i.e., below $5 billion). In addition, up to 10% of the Fund may be invested in ADRs whose market capitalizations fall among the top 100 in available ADRs.

During periods when, or under circumstances where, the Adviser believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or in unrated securities of comparable quality as determined by the Adviser. Such high-yield, high-risk securities are also known as "junk bonds." The Fund's exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.

Under normal circumstances, up to 25% of the Max Cap Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

FIXED INCOME FUND

Under normal market conditions, the Fixed Income Fund invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) Money Market Instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix to the Statement of Additional Information.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Adviser will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

ALL FUNDS

Each Fund may purchase securities on a when-issued basis.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may purchase convertible securities.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

For a further description of these types of instruments see "Description of Permitted Investments and Risk Factors" in the Statement of Additional Information.

RISK FACTORS

EQUITY SECURITIES -- Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in such Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Small Cap Value Fund invests in equity securities of smaller companies. Any investment in smaller capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established companies.

FIXED INCOME SECURITIES -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value. Mortgage-backed and asset-backed securities purchased by the Fixed Income Fund may be subject to prepayment, which may result in capital gains or losses, and which make it difficult to determine such securities' average life and yield. When the mortgage-backed securities held by a Fund are pre-paid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the pre-paid security.

Securities rated below investment grade are high risk, high yield securities and may be labeled "junk bonds." Such securities involve greater risk of default or price declines than investments in investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. These factors may limit a Fund's ability to sell such securities at their fair market value. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. Bonds rated BBB lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate bonds rated B generally lack characteristics of desirable investment, and assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SECURITIES OF FOREIGN ISSUERS -- Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

MORTGAGE-BACKED SECURITIES -- The mortgage-backed securities ("MBSs") in which the Fixed Income Fund may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by the Fixed Income Fund are prepaid, the Fixed Income Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield on prepaid MBSs.

REITS -- The value of interests in REITs may be affected by changes in (i) the value of the property owned, (ii) the quality of the mortgages held by the trust, and (iii) interest rates.

PORTFOLIO TURNOVER -- Each Fund's annual portfolio turnover rate is not expected to exceed 100%. An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of focusing on earnings potential and disposing of securities when the Adviser believes that their earnings potential has diminished, or may result from the Adviser's maintenance of appropriate issuer diversification. Portfolio turnover rates in excess of

100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

INVESTMENT LIMITATIONS

The investment objective of each Fund and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

1. No Fund may (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. No Fund may purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Clover Capital Management, Inc. (the "Adviser"), is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and who control all of the Adviser's outstanding voting stock. As of September 30, 1997 the Adviser had discretionary management authority with respect to approximately $2.2 billion of assets. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. The principal business address of the Adviser is 11 Tobey Village Office Park, Pittsford, New York 14534.

The Adviser serves as each Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Clover Equity Value Fund has, since its inception, been managed by a committee of research professionals led by Michael E. Jones, CFA, and Paul W. Spindler, CFA. Mr. Jones is a co-founder of the Adviser and for the past five years has been the Managing Director of the Adviser. For the past five years Mr. Spindler has been a Vice President of Investments for the Adviser.

The Clover Small Cap Value Fund has, since its inception, been managed by a committee of research professionals led by Michael E. Jones, CFA, and Lawrence Creatura, CFA. Mr. Creatura has been a Vice President of Investments for the Adviser for the past three years. For the two previous years, Mr. Creatura was a laser systems Engineer/Researcher for Laser Surge, Inc.

The Max Cap Value Fund is managed by a committee of research professionals led by Lawrence Creatura, CFA and Paul W. Spindler, CFA.

The Clover Fixed Income Fund has, since its inception, been managed by a committee of research professionals led by Richard J. Huxley and Paul W. Spindler, CFA. For the past five years Richard Huxley has been the Executive Vice President and Fixed Income Manager for the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74%, .74%, .45% and .85% of the average daily net assets of the Max Cap Value, Equity Value, Fixed Income and Small Cap Value Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and/or to reimburse Fund expenses in order to limit total operating expenses of the Equity Value and Fixed Income Funds to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more, and to limit total operating expenses of the Max Cap Value and Small Cap Value Funds to .95% and 1.40%, respectively, of the Fund's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursement at any time. For the fiscal year ended September 30, 1997, the Adviser received advisory fees of .69%, .00% and
 .18%, respectively, of the average daily net assets of the Equity Value, Small Cap Value and Fixed Income Funds. The Max Cap Value Fund had not commenced operations as of September 30, 1997.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of .12% of that Fund's average daily net assets up to $75 million, .10% on the next $75 million of such assets, .09% on the next $150 million of such assets, .08% of the next $300 million of such assets, and .075% of such assets in excess of $600 million. Each Fund is subject to a minimum annual administration fee of $75,000. Once each of the Small Cap Value Fund, Max Cap Value Fund, and the Fixed Income Fund reach $62.5 million in net assets, the Administrator will receive asset-based fees in accordance with the schedule set forth above. The Administrator may, at its sole discretion, waive all or a portion of its fees.

The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services.

PORTFOLIO TRANSACTIONS

The Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Funds. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are in compliance with the Securities Exchange Act of 1934 and that the Adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser to the Funds and the Adviser's other clients.

Since shares of the Funds are not marketed through intermediary broker-dealers, no Fund has a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for any Fund with qualified broker-dealers who refer clients to that Fund.

Some securities considered for investment by a Fund may also be appropriate for other accounts and/or clients served by that Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Fund and the other accounts and/or clients in a manner deemed equitable by the Adviser.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). Investors may purchase and redeem shares of each Fund directly through the Transfer Agent at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day. Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to a Fund's public offering price.

The minimum initial investment in the Funds is $2,500 ($2,000 for IRAs), and subsequent purchases must be at least $500. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Minimum Account Size -- Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $2,500. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $2,500 before the redemption is processed.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $2,500 or more ($2,000 for IRAs), together with a completed Account Application to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [___________
Fund]. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-224-6312 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

GENERAL INFORMATION REGARDING PURCHASES

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment prior to the calculation of net asset value on any Business Day. Otherwise, the purchase order will be effective on the next Business Day. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and any additional documentation required. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will not issue certificates representing shares of any Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of each Fund may be purchased in exchange for securities to be included in that Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of that Fund and must be delivered by the shareholder to that Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Systematic Investment Plan -- A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the Systematic Investment Plan form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $100 per month. An application form for the Systematic Investment Plan may be obtained by calling 1-800-224-6312.

EXCHANGES

Shareholders of each Fund may exchange their shares for shares of the other TIP Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order prior to the calculation of net asset value on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price of shares of any Fund is the net asset value per share of that Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone. Redemption requests from IRA accounts must be made in writing.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Fund by Federal Reserve wire on Federal holidays on which wire transfers are restricted. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the release of redemption proceeds.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

Systematic Withdrawal Plan -- Each Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,500 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-224-6312.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

VALUATION OF SHARES

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. A Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUNDS:

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; however, such distributions which do qualify for the dividends-received deduction may be subject to the corporate alternative minimum tax. It can be expected that none of the dividends paid by the Fixed Income Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as gains from the sale or exchange of a capital asset held for more than one year or for more than 18 months, as the case may be, regardless of how long the shareholder has held shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. The Funds will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state. Income derived by a Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE TRUST

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("Funds") of shares. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional Funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

As of January 5, 1998, the Clover Capital Management, Inc. Employee 401K Savings & Deferred Profit Sharing Plan, owned a controlling interest (as defined in the Investment Company Act of 1940) of the Clover Max Cap Value Fund.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually for each Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or to 1-800-224-6312. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-224-6312.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (excluding capital gain) of the Equity Value, Max Cap Value, and Small Cap Value Funds is distributed in the form of dividends to shareholders of record on the second to last Business Day of each quarter. The Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gain) daily and distributes such dividends on the first Business Day of each month. Shares of the Fixed Income Fund purchased begin earning dividends on the Business Day following receipt of payment by the Transfer Agent. If any capital gain is realized for a

Fund, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of each Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

COUNSEL AND INDEPENDENT AUDITORS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent auditors for the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for one or more of the
Funds:

AMERICAN DEPOSITARY RECEIPTS -- ("ADRs") ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES -- Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments and Risk Factors" and in the Statement of Additional Information for discussions of these various instruments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over 7 days in length.

JUNK BONDS -- Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET INSTRUMENTS -- Money Market Instruments are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REITs -- REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement.

ZERO COUPON SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

Trust:
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

Investment Advisor:
Clover Capital Management, Inc.

Distributor:
CCM Securities, Inc.

Administrator:
SEI Fund Resources

Legal Counsel:
Morgan, Lewis & Bockius LLP

Independent Public Accountants
Ernst & Young, LLP


To open an account,
receive account information,
make inquiries or
request literature:

1-800-224-6312


PROSPECTUS

JANUARY 31, 1998
As Amended on
February 24, 1998


TIP FUNDS LOGO


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     CLOVER EQUITY VALUE FUND
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    CLOVER SMALL CAP VALUE FUND
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     CLOVER MAX CAP VALUE FUND
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     CLOVER FIXED INCOME FUND
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